UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 8, 2021
Date of Report (Date of earliest event reported)

SINCLAIR BROADCAST GROUP, INC.
(Exact name of registrant)

Maryland	000-26076	52-1494660
(State of organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road
Hunt Valley, MD  21030
(Address of principal executive offices and zip code)

(410) 568-1500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $ 0.01 per share	SBGI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2021, upon the unanimous recommendation of the independent members of the Sinclair Board of Directors, the Board of Directors voted to increase the size of the board from nine (9) to eleven (11) members and named Laurie R. Beyer to serve as its newest member. Ms. Beyer will stand for re-election to the Board of Directors at Sinclair Broadcast Group, Inc.'s next annual meeting of shareholders. The Board of Directors expects to fill the additional vacancy when a suitable candidate is identified.

Since October 2017, Ms. Beyer has served as the Executive Vice President and Chief Financial Officer of Greater Baltimore Medical Center, an acute and sub-acute care medical center whose main campus is located in Towson, MD. From January 2006 to October 2017, Ms. Beyer served as Senior Vice President and Chief Financial Officer of Union Hospital of Cecil County (currently ChristianaCare, Union Hospital), a full-service community hospital located in Elkton, MD. Prior to that, Ms. Beyer held financial management positions at St. Agnes Hospital (currently Ascension Saint Agnes Hospital), Sinai Hospital and the former Liberty Medical Center, all in Baltimore, MD. From July 1986 to January 1989, Ms. Beyer was an auditor with Arthur Andersen LLP, an accounting firm. She is a member of the Maryland Association of Certified Public Accountants. She has served on various not-for-profit boards, including local chapters of the YMCA and Boys and Girls Club, and has served in various volunteer roles over the past 20 years for the Maryland Healthcare Financial Management Association and has co-chaired the Annual Conference for the past five years.

A copy of the Registrant’s press release relating to this director appointment is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 8, 2021, the Board of Directors of Sinclair Broadcast Group, Inc. (the “Company”) amended Article II, Section 2 of the Company's Amended & Restated By-laws to increase the cap on the number of directors from nine (9) to eleven (11). This amendment of the Company's Amended & Restated By-laws was effective as of April 8, 2021.

A copy of the Amended & Restated By-laws, as amended, is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended & Restated By-laws of Sinclair Broadcast Group, Inc., effective as of March 4, 2015, as amended through the Second Amendment thereto effective as of April 8, 2021.

99.1	Sinclair Press Released (dated April 14, 2021).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

By: /s/ David R. Bochenek

Name:    David R. Bochenek
Title:    Senior Vice President / Chief Accounting Officer
Dated: April 14, 2021